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                                                                   EXHIBIT 10.51

                                   AGREEMENT
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STATE OF WASHINGTON    (S)
                       (S)  KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF PIERCE       (S)

     WHEREAS, on May 1, 1999, Kathleen McHenry ("McHenry") sold shares of stock in Insynq, Inc., a Washington corporation ("Insynq I") to John Gorst ("Gorst"); and
     WHEREAS, on February 18, 2000, Insynq I transferred substantially all of its assets to Xcel Management, Inc. ("Xcel"), a public company (the "Xcel Transaction"); and

     WHEREAS, on August 3, 2000, Xcel merged into its wholly owned subsidiary, Insynq, Inc., a Delaware corporation (the "Subsidiary Merger"), leaving Insynq, Inc., a Delaware corporation as the sole surviving entity ("Insynq II").

     WHEREAS, McHenry has filed a lawsuit styled "Kathleen McHenry v. John Gorst, M. Carroll Benton, Insynq, Inc, a Washington corporation and Insynq, Inc., a Delaware corporation, In the Superior Court of Washington, In and For Pierce County, Case No. 00 2 10599 7 (the "Lawsuit"); and

     WHEREAS, McHenry alleges in the Lawsuit, among other things, that her agreement to sell shares of stock in Insynq I to Gorst is void and unenforceable, is unsupported by consideration, was obtained through misrepresentation, duress and/or undue influence, and that one or more of the defendants in the Lawsuit violated the Washington State Securities Act, made negligent misrepresentations and breached fiduciary duties to McHenry; and

     WHEREAS, Gorst, M. Carroll Benton ("Benton"), Insynq I, and Insynq, Inc., a Delaware corporation ("Insynq II") (collectively, the "Defendants") strenuously deny each and everyone one of McHenry's allegations; and

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     WHEREAS, McHenry and the Defendants understand and acknowledge the risks and costs associated with litigation and have, accordingly agreed to resolve the Lawsuit through the agreements set forth in this Agreement;

     NOW THEREFORE, McHenry, Gorst, Benton and Insynq II state as follows:

     1.  RETURN OF SHARES TO MCHENRY

     Gorst hereby agrees to return to McHenry, and McHenry agrees to accept as full consideration for her agreements herein, one million, five thousand hundred (1,500,000) shares of stock in Insynq II (the "Release Shares"). The return of the Release Shares to McHenry is effective as though the shares representing the Release Shares had never been sold or transferred to Mr. Gorst. Gorst will present the Release Shares to the Transfer Agent of Insynq II and instruct the Transfer Agent to promptly deliver the Release Share Shares to McHenry in a timely manner. Gorst's timely tender of the Release Shares shall be sufficient to invoke the releases contained herein regardless of the actual timing of the receipt of the certificates for such shares by McHenry. McHenry acknowledges and agrees that the Release Shares being returned to her are "restricted securities" under Rule 144 of the Securities Act of 1933 as amended.

     The parties hereto acknowledge and understand that Ms. McHenry intends to compensate her counsel, Hagens Berman LLP, with 350,000 shares of the Release Shares for its representation of McHenry in the Lawsuit (the "HB Shares"). The HB Shares will come from the Release Shares and are not in addition to the Release Shares.

     2.  RELEASE OF GORST, BENTON, INSYNQ I, XCEL AND INSYNQ II.
         -------------------------------------------------------

     In exchange for the return to McHenry of the Release Shares, of which McHenry will not withhold receipt, McHenry and her representatives, administrators, agents, assigns and attorneys hereby fully and finally release, acquit and forever discharge, to the fullest extent permitted by

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applicable law, Gorst, Benton, Insynq I, Xcel, Insynq II and each of their respective officers, directors, shareholders, employees, agents, servants, attorneys, parent companies, subsidiary companies, successors and assigns and any person, organization or corporation in privity with the forenamed (hereinafter collectively referred to as the "Insynq Released Parties"), of and from any and all rights, claims, causes of action, duties and obligations which may have arisen or accrued in whole or in part prior to the execution of this Agreement, including, but not limited to those rights, claims, causes of action, duties or obligations relating to or arising out of or which could have been brought in the Lawsuit, including, but not limited to any claim or cause of action that (1) the sale of any shares of stock in Insynq I to Gorst by McHenry has been cancelled, withdrawn, terminated or revoked; (2) the sale of any shares of stock in Insynq I to Gorst by McHenry was not supported by consideration; (3) the sale of any shares of stock in Insynq I to Gorst by McHenry was induced by misrepresentation, duress and/or undue influence; (4) the sale of any shares of stock in Insynq I to Gorst by McHenry was contrary to public policy due to unconscionability; (5) any of the Insynq Released Parties violated the Washington State Securities Act; (6) any of the Insynq Released Parties violated any Federal Securities Act; (7) any of the Insynq Released Parties negligently or intentionally misrepresented or omitted any material fact to McHenry; (8) any of the Insynq Released Parties breached any fiduciary duty to McHenry; or (9) any of the Insynq Released Parties are responsible for any attorneys' fees incurred by McHenry for any reason.

     3.  REGISTRATION RIGHTS.  Insynq agrees to enter into the Registration
         -------------------
Rights Agreement attached hereto as Exhibit "A" with McHenry and Hagens Berman LLP.

     4.  VOTING AGREEMENT.  McHenry agrees that the Release Shares (less the HB
         ----------------
Shares), and Hagens Berman LLP agrees that the HB Shares, will be subject to the Voting Agreement attached hereto as Exhibit "B" and that, as more fully reflected in the Voting

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Agreement attached hereto as Exhibit "B", Gorst will have the right and authority to vote all of the Release Shares (less the HB Shares) as long as McHenry owns such shares and the right and authority to vote all of the HB Shares as long as Hagens Berman LLP owns such shares.

     Nothing in this Agreement shall be construed to limit in any way McHenry's ability to sell or transfer any or all of the Release Shares or Hagens Berman LLP's ability to sell or transfer any or all of the HB Shares; provided, however, that the restriction set forth in the Registration Rights Agreement attached hereto as Exhibit "A" shall apply to their right to sell or transfer any or all of their shares.

     5.  DISMISSAL OF LITIGATION. McHenry or her counsel shall, within three (3)
         -----------------------
business days of the execution of this Agreement and its Exhibits by Gorst and Insynq II, dismiss the Lawsuit and the claims and causes of action brought against each of the defendants therein with prejudice. The parties will bear their own costs of court incurred as a result of the Lawsuit.

     6.  TAXATION.  McHenry understands and agrees that Insynq I will be
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providing a form 1099 to the Estate of Patrick McHenry in the amount of
$59,000.00, representing the value of the shares of stock paid to Patrick McHenry during his lifetime in exchange for his services to Insynq I. McHenry further understands and agrees that the Estate of Patrick McHenry shall be solely responsible for the taxes, if any, resulting from the providing of such form 1099. McHenry, individually and in her capacity as representative of the Estate of Patrick McHenry, accordingly fully and finally releases the Insynq Released Parties from any rights, claims, causes of action, duties, obligations arising as a result of Insynq I's providing of the form 1099 in the amount of $59,000 to the Estate of Patrick McHenry.

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     7.  PRIOR VOTING OF SHARES.  McHenry, individually and as representative of
         ----------------------
the Estate of Patrick McHenry, understands and acknowledges that Gorst has, since May 1, 1999, voted the shares sold to him by McHenry, including, but not limited to the shares represented by the Release Shares. In exchange for the consideration paid herein, McHenry hereby ratifies each and every vote by Mr. Gorst using all or a portion of the shares represented by the Release Shares. McHenry further releases, acquits and forever discharges the Insynq Released Parties, to the fullest extent possible, of and from any and all rights, claims, causes of action, duties and obligations which may have arisen out of any vote by Gorst using all or a part of the shares represented by the Release Shares.

     8.  LOCK UP OF SHARES.  McHenry and Hagens-Berman acknowledge that Insynq
         -----------------
II has obtained financing and continues to seek financing, which financing is material and necessary to the continued operations of Insynq II. McHenry and Hagens-Berman further acknowledge that such sources have and may, as a condition to their investment in Insynq II, demand that certain of Insynq's shareholders, including McHenry and Hagens-Berman, agree to not sell, pledge or grant rights in or to any of the shares held by them for a certain length of period (a "lock up agreement").

     In consideration of the indirect benefits that will be realized as a holder of the Company's equity securities from the financings Insynq may obtain, McHenry and Hagens-Berman agree that neither will, until the expiration of 180 "trading days" from the effective date of Insynq II's next registration statement filed with the SEC (excluding registration statements on Form S-8, Form S-4 or any other registration for employee stock issuance), directly or indirectly (i) offer to sell, sell or contract to sell otherwise sell, dispose of, loan, pledge or grant any rights with respect to any Common Stock, or (ii) enter into any swap or any other agreement or any transaction that

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transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. A "trading day" as used herein shall mean those days when the U.S. securities markets are open and trading.

     If another investor or potential investor requires in the future a lockup agreement with restrictions greater than those stated, above, including, without limitation, a lockup for a length of time greater than 180 "trading days" from the effective date of Insynq II's next registration statement filed with the SEC (excluding registration statements on Form S-8, Form S-4 or any other registration for employee stock issuance), McHenry and Hagens-Berman agree to negotiate with Insynq II in good faith with respect to such greater restrictions, McHenry and Hagens-Berman having been advised that such financing is very important to the continued existence of Insynq II.

     9.  GOVERNING LAW.  The parties hereto agree that the validity, effect, and
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construction of this Agreement shall be governed by the laws of the State of
Washington, without regard to any conflict of laws provisions; provided, however, that the corporate laws of the State of Delaware shall govern the corporate activities of the Insynq II, including laws relating to the Voting Agreement and proxy.

     10. OWNERSHIP OF CLAIMS.  Each of the parties hereto represents and
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warrants to each of the other parties that: (i) they have not assigned, transferred or abandoned any of the claims released herein, and (ii) they are the sole owners of the claims released herein. McHenry further represents and warrants to the Insynq Released Parties that she was the sole owner and holder of the shares of stock in Insynq I at the time she sold such shares to Gorst on or about May 1, 1999.

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     11.  CONSIDERATION.  Each of the parties hereto acknowledge, warrant, and
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agree that each have received adequate consideration for their execution of this
Agreement and for the agreements, representations and warranties contained in this Agreement.

     12.  STRICT CONSTRUCTION.  This Agreement shall not be strictly construed
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against any the parties hereto.

     13.  COUNTERPARTS; FACSIMILE SIGNATURE.  This Agreement may be executed in
          ---------------------------------
one or more counterparts, each of which shall be deemed an original. Each party to this Agreement agrees that it will be bound by its own telecopy signature and that it accepts the telecopy signature of each other party to this Agreement.

     14.  TITLES.  Headings and Sections of this Agreement are inserted for
          ------
convenience only and shall not affect the meaning or construction of any of the terms of this Agreement.

     15.  NO DURESS / REPRESENTATION BY COUNSEL / NO REPRESENTATIONS.  Each of
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the parties hereto represents and warrants that he has entered into this
Agreement voluntarily and not by reasons of any fraud, duress, undue influence or mistake. Each of the parties hereto further represents and warrants that he has been represented by counsel of his own selection with respect to the negotiation of the terms of this Agreement. Each of the parties hereto also represents and warrants that he is not relying upon any warranties, representations or advice from the other party or the other parties' counsel, save those warranties and representations specifically contained within this Agreement. Each of the parties further represents and warrants that he has conducted his own separate review and research of the facts and claims made the basis of the Lawsuit and that each have negotiated this Agreement based upon his own separate review and research of such facts and claims and not based upon any

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representations or warranties by the other parties or the other parties counsel, save those warranties and representations specifically contained within this Agreement.

     16.  FURTHER INSTRUMENTS.  The parties hereto agree they will each execute
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such other and further instruments and documents as may become necessary to carry out the agreements set forth herein.

     17.  LEGAL CONSTRUCTION.  If any one or more of the provisions contained in
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this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     18.  ACKNOWLEDGMENT. Each of the parties hereto acknowledges that he has
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read this Agreement and that each fully knows, understands, and appreciates this
Agreement and executes this Agreement voluntarily and of their own free will and by executing this Agreement signifies their assent to and willingness to be bound by its terms.

     19.  BINDING EFFECT AND ASSIGNMENT.  This Agreement and all of the
          -----------------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, executors, successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

                           (SIGNATURE PAGES FOLLOW)

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     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement on the date set forth below:

                                   By: /s/ Kathleen McHenry
                                      -----------------------------
                                      KATHLEEN MCHENRY


STATE OF WASHINGTON  (S)
                     (S)
COUNTY OF THURSTON   (S)

     Before me, the undersigned authority, on this day personally appeared Kathleen McHenry, known to me to be the individual whose name is subscribed to the foregoing instrument through a current identification card issued by the federal government or any state government that contains the photograph and signature of the acknowledging person, and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

     Given under my hand and seal of office this 30/th/day of November, 2000.


                                          /s/ Donna D. Formanek
                                          --------------------------------------
           Notary Public                  Notary Public State of Washington
        State of Washington               Donna D. Formanek
                                          --------------------------------------
         DONNA D. FORMANEK                Printed Name of Notary Public
My Appointment expires Jan 04, 2003       My commission expires: Jan 04, 2003
                                                                ----------------



                                          By:___________________________________
                                             JOHN P. GORST
STATE OF WASHINGTON  (S)
                     (S)
COUNTY OF PIERCE     (S)

     Before me, the undersigned authority, on this day personally appeared John
P. Gorst, known to me to be the individual whose name is subscribed to the foregoing instrument through a current identification card issued by the federal government or any state government that contains the photograph and signature of the acknowledging person, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     Given under my hand and seal of office this ______ day of November, 2000.

                                    ___________________________________

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                                          Notary Public State of Washington

                                          _____________________________________
                                          Printed Name of Notary Public
                                          My Commission Expires:_______________


                                          Insynq, Inc., a Delaware Corporation

                                          _____________________________________
                                          By:__________________________________
                                          Its: ________________________________

STATE OF WASHINGTON  (S)
                     (S)
COUNTY OF PIERCE     (S)

     Before me, the undersigned authority, on this day personally appeared ___________, the ___________________ of Insynq, Inc., a Delaware corporation, known to me to be the individual whose name is subscribed to the foregoing instrument through a current identification card issued by the federal government or any state government that contains the photograph and signature of the acknowledging person, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

   Given under my hand and seal of office this ______ day of November, 2000.

                                          _____________________________________
                                          Notary Public State of Washington

                                          _____________________________________
                                          Printed Name of Notary Public
                                          My Commission Expires:_______________

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